FOR MORE INFORMATION ABOUT THE FUNDS, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Annual and Semi-annual Reports to shareholders contain additional information on each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting the
Funds:

By mail:                  c/o Vintage Mutual Funds, Inc.
                                  Dept. L-1392
                             Columbus, OH 43260-1392

By phone:                  For Information and Literature:    (800) 438-6375

By e-mail:                 Inforequest@VintageFunds.com

By the Internet:  www.VintageFunds.com

Or you may view or obtain these documents from the SEC:

In person:                 at the SEC's Public Reference Room in Washington,
                           D.C.

By phone:                  1-800-SEC-0330 (For Information Only)

By mail:                   Public Reference Section
                           Securities and Exchange Commission
                           Washington, DC 20549-6009
                           (Duplicating fee required)

On the Internet:  www.sec.gov

The Vintage Funds may not be available in all states. Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910

                              Vintage Mutual Funds







                                GOVERNMENT ASSETS
                          LIQUID ASSETS, T SHARES
                        MUNICIPAL ASSETS, T SHARES
                              VINTAGE LIMITED TERM
                                  VINTAGE BOND
                                 VINTAGE INCOME
                             VINTAGE MUNICIPAL BOND
                                VINTAGE BALANCED
                         VINTAGE EQUITY, S SHARES
                            VINTAGE AGGRESSIVE GROWTH





                                Prospectus dated
                                  July 29, 1999















AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           Investors Management Group
                                2203 Grand Avenue
                             Des Moines, Iowa 50312

                                   Distributor
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                  Legal Counsel
                  CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
                            1900 First Bank Building
                             Lincoln, Nebraska 68508

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY                               2
VINTAGE MONEY MARKET FUNDS                        3
VINTAGE BOND FUNDS                                5
VINTAGE BALANCED FUND                             9
VINTAGE STOCK FUNDS                               10

FEES AND EXPENSES OF THE FUNDS                    12

DESCRIPTION OF THE FUNDS                          14
     GOVERNMENT ASSETS FUND                       15
     LIQUID ASSETS FUND                           15
     MUNICIPAL ASSETS FUND                        15
     VINTAGE LIMITED TERM BOND FUND               16
     VINTAGE BOND FUND                            16
     VINTAGE INCOME FUND                          17
     VINTAGE MUNICIPAL BOND FUND                  17
     VINTAGE BALANCED FUND                        19
     VINTAGE EQUITY FUND                          20
     VINTAGE AGGRESSIVE GROWTH FUND               20

MANAGEMENT OF THE FUNDS                           23

PURCHASE AND SALE OF SHARES                       25
     HOW THE FUNDS VALUE THEIR SHARES             25
     HOW TO BUY SHARES                            25
     HOW TO EXCHANGE SHARES                       26
     HOW TO SELL SHARES                           27
     AUTO WITHDRAWAL PLAN                         28
     AUTOMATIC REDEMPTION                         28

DIVIDENDS, DISTRIBUTIONS, AND TAXES               29

DISTRIBUTION ARRANGEMENTS                         31

FINANCIAL HIGHLIGHTS                              33

FOR MORE INFORMATION ABOUT
THE FUNDS                                      BACK COVER

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

     Market Risk. This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

     Interest Rate Risk. This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

     Credit Risk. This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

The summary also describes specific risks that may apply to one Fund.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

     changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund; and

     how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

OTHER IMPORTANT THINGS FOR YOU TO NOTE:

     You may lose money by investing in a Fund.

     An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VINTAGE MONEY MARKET FUNDS

GOVERNMENT ASSETS FUND
LIQUID ASSETS FUND
MUNICIPAL ASSETS FUND


OBJECTIVES. The investment objectives of the Money Market Funds are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. The Municipal Assets Fund seeks current income that is exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Fund primarily invests in:

     Government Assets Fund: U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Liquid Assets Fund: U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

     Municipal Assets Fund: High-quality, tax-exempt debt obligations of state and municipal governments.

PRINCIPAL RISKS. The principal risks of investing in the Money Market Funds are interest rate risk and credit risk. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

BAR CHART AND PERFORMANCE INFORMATION

The bar charts and performance information provide an indication of the historical risk of an investment in the Funds.

You may obtain current yield information for any Fund by calling 1-800-438-6375.


GOVERNMENT ASSETS
FUND
                         [CHART]

                         1993     1994     1995     1996     1997     1998
                         --------------------------------------------------
                         2.70%    3.69%    5.39%    4.66%    4.77%    4.77%

                         During the period shown in the bar chart, the highest return for a quarter was 1.36% (quarter ending 6/30/95) and the lowest return for a quarter was 0.66% (quarter ending 3/31/93).

                         The total return for the 6 months ended June 30, 1999 was 2.07%.

                         --------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                         --------------------------------------------------------------
                                                                              Since
                                                        1 Year   5 Year    Inception
                         --------------------------------------------------------------
                         Government Assets               4.77%    4.65%      4.32%*
                         --------------------------------------------------------------
                         *Inception Date 12/21/92

LIQUID ASSETS FUND
                         [CHART]

                         1997     1998
                         -------------
                         5.17%    4.91%

                         During the period shown in the bar chart, the highest return for a quarter was 1.29% (quarter ending 12/31/97) and the lowest return for a quarter was 1.11% (quarter ending 12/31/98).

                         The total return for the 6 months ended June 30, 1999 was 2.11%.

                         -----------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                           1 Year   Since Inception
                         -----------------------------------------------------------
                         Liquid Assets                     4.91%        5.04%*
                         -----------------------------------------------------------
                         *Inception Date 10/15/96.

MUNICIPAL ASSETS
FUND

                         [CHART]


                         1997     1998
                         -------------
                         3.24%    2.90%

                         During the period shown in the bar chart, the highest return for a quarter was 0.81% (quarter ending 12/31/97) and the lowest return for a quarter was 0.67% (quarter ending 12/31/98).

                         The total return for the 6 months ended June 30, 1999 was 1.20%.

                         ----------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                          1 Year   Since Inception
                         ----------------------------------------------------------
                         Municipal Assets T                2.90%        3.09%*
                         ----------------------------------------------------------
                         *Inception Date 10/15/96.

                         VINTAGE BOND FUNDS

VINTAGE LIMITED          OBJECTIVE. The Fund's investment objective is total
TERM BOND FUND           return from a portfolio of limited-term fixed-income
                         securities.

                         PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65% of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

                         The Fund seeks total return a combination of interest income from its investments and appreciation or depreciation in the value of the securities. The Fund selects investments based on both capital appreciation and depreciation adjusted periodically based on various factors, including average maturity.

                         PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

                         BAR CHART AND PERFORMANCE INFORMATION

                         The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [CHART]

                         1996     1997     1998
                         -----------------------
                         1.78%    6.70%    6.10%

                         During the period shown in the bar chart, the highest return for a quarter was 3.48% (quarter ending 12/31/95) and the lowest return for a quarter was -1.64% (quarter ending 3/31/96).

                         The total return for the 6 months ended June 30, 1999 was 0.44%.

                         ----------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                                               Since
                                                                     1 Year  Inception*
                         ----------------------------------------------------------------
                         Vintage Limited Term Bond                    6.10%     5.55%
                         ----------------------------------------------------------------
                         Merrill Lynch 1-5 Yr. Gov't/Corp.            7.68%     7.03%
                         ----------------------------------------------------------------
                         Lehman Aggregate                             8.42%     8.26%
                         ----------------------------------------------------------------
                         *Inception Date 06/15/95


                         AN INDEX? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.

VINTAGE BOND FUND        OBJECTIVE. The Fund's investment objective is income
                         and capital appreciation, consistent with the preservation of capital.

                         PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65% of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

                         The Fund seeks to invest in fixed-income securities to achieve both current income and appreciation. The Fund selects investments based on various factors, including average maturity and interest rate outlook.

                         PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

                         BAR CHART AND PERFORMANCE INFORMATION

                         The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [CHART]

                         1996     1997     1998
                         -----------------------
                         2.40%    9.16%    7.83%

                         During the period shown in the bar chart, the highest return for a quarter was 5.00% (quarter ending 12/31/95) and the lowest return for a quarter was -2.90% (quarter ending 3/31/96).

                         The total return for the 6 months ended June 30, 1999 was -0.52%.

                         -------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                                              Since
                                                                 1 Year    Inception*
                         -------------------------------------------------------------
                         Vintage Bond                            7.83%       7.31%
                         -------------------------------------------------------------
                         Lehman Aggregate                        8.67%       8.33%
                         -------------------------------------------------------------
                         *Inception Date 07/07/95


                         AN INDEX? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.

VINTAGE INCOME           OBJECTIVE. The Fund's investment objective is current
FUND                     income, consistent with the preservation of capital.

                         PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in a diversified portfolio of fixed-income securities, including mortgage-related securities, U.S. Government securities, and corporate debt obligations. The Fund normally invests more than 65% of its total assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund maintains a dollar-weighted average portfolio maturity of 4 to 10 years. The Fund invests in fixed income securities to achieve current income and selects investments based on factors such as maturity and current income.

                         PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

                         BAR CHART AND PERFORMANCE INFORMATION

                         The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [CHART]

                         1993     1994     1995     1996     1997     1998
                         ---------------------------------------------------
                         9.02%    -3.14%   14.50%   2.81%    7.14%    7.10%

                         During the period shown in the bar chart, the highest return for a quarter was 4.64% (quarter ending 6/30/95) and the lowest return for a quarter was -2.27% (quarter ending 3/31/94).

                         The total return for the 6 months ended June 30, 1999 was -1.03%.

                         ----------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                                               Since
                                                          1 Year    5 Year    Inception*
                         ----------------------------------------------------------------
                         Vintage Income                   7.10%     5.53%       6.14%
                         ----------------------------------------------------------------
                         Lehman Int. Gov't/Corp.          8.42%     6.60%       7.05%
                         ----------------------------------------------------------------
                         Lehman Aggregate                 8.67%     7.27%       7.77%
                         ----------------------------------------------------------------
                         *Inception Date 12/15/92

                         AN INDEX? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.

VINTAGE                  OBJECTIVE. The Fund's investment objective is current
MUNICIPAL BOND           income that is exempt from federal income taxes,
FUND                     consistent with the preservation of capital.

                         PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of its net assets in a diversified portfolio of fixed-income securities with income that is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years. While the Fund expects to invest primarily in higher-rated municipal securities, it may invest up to 25% of its total assets in below investment grade securities (commonly known as "junk bonds").

                         PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests solely in higher-rated securities. The Fund's investments in municipal income securities also have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

                         BAR CHART AND PERFORMANCE INFORMATION

                         The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [CHART]

                         1994     1995     1996     1997     1998
                         -----------------------------------------
                         -5.37%   15.09%   3.05%    6.59%    4.83%

                         During the period shown in the bar chart, the highest return for a quarter was 6.39% (quarter ending 3/31/95) and the lowest return for a quarter was -4.39% (quarter ending 3/31/94).

                         The total return for the 6 months ended June 30, 1999 was -1.22%.

                         -------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                                                  Since
                                                                1 Year   5 Year  Inception*
                         -------------------------------------------------------------------
                         Vintage Municipal Bond                 4.83%    4.63%     5.38%
                         -------------------------------------------------------------------
                         Merrill Lynch Int. Muni Bond           6.27%    5.84%     6.23%
                         -------------------------------------------------------------------
                         *Inception Date 02/16/93

                         AN INDEX? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.

                         VINTAGE BALANCED FUND

VINTAGE                  OBJECTIVE. The Fund's investment objective is long-term
BALANCED FUND            growth of capital and income.

                         PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in a diversified portfolio of equity securities and fixed-income securities. The Fund may invest up to 75% of its total assets in equity securities, primarily large capitalization companies with strong earnings potential. The Fund normally invests at least 25% of its total assets in fixed-income securities, of which 65% will be invested in fixed-income securities rated in the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years for its investments in fixed-income securities.

                         PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of the investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

                         BAR CHART AND PERFORMANCE INFORMATION

                         The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [CHART]

                         1996     1997     1998
                         ------------------------
                         13.48%   22.82%   20.71%

                         During the period shown in the bar chart, the highest return for a quarter was 16.95% (quarter ending 12/31/98) and the lowest return for a quarter was -7.25% (quarter ending 9/30/98).

                         The total return for the 6 months ended June 30, 1999 was 4.93%.

                         ----------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                                                     Since
                                                                          1 Year   Inception*
                         ----------------------------------------------------------------------
                         Vintage Balanced                                 20.71%     19.03%
                         ----------------------------------------------------------------------
                         S&P 500                                          28.58%     28.64%
                         ----------------------------------------------------------------------
                         Lehman Int. Gov't/Corp.                           8.42%      7.24%
                         ----------------------------------------------------------------------
                         50% S&P 500 / 50% Lehman Int. Gov't/Corp.        18.50%     17.88%
                         ----------------------------------------------------------------------
                         *Inception Date 06/0/95

                         AN INDEX? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.

                         VINTAGE STOCK FUNDS

VINTAGE EQUITY           OBJECTIVE. The Fund's investment objective is long-term
FUND                     capital appreciation.

                         PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 75% of its total assets in equity securities. The Fund invests mainly in large capitalization companies with strong earnings potential. The Fund attempts to achieve higher overall return while minimizing risk by investing in these large capitalization companies with strong earnings potential.

                         PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk.

                         BAR CHART AND PERFORMANCE INFORMATION

                         The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.


                         [CHART]

                         1993     1994     1995     1996     1997     1998
                         ---------------------------------------------------
                         5.45%    2.01%    35.71%   21.35%   30.13%   27.46%

                         During the period shown in the bar chart, the highest return for a quarter was 27.51% (quarter ending 12/31/98) and the lowest return for a quarter was -15.23% (quarter ending 9/30/98).

                         The total return for the 6 months ended June 30, 1999 was 10.38%.

                         ---------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                                               Since
                                                        1 Year     5 Year    Inception*
                         ---------------------------------------------------------------
                         Vintage Equity S               27.46%     22.74%     19.65%
                         ---------------------------------------------------------------
                         S&P 500                        28.58%     24.05%     21.58%
                         ---------------------------------------------------------------
                         * Inception Date 12/15/92.


                         AN INDEX? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.

VINTAGE AGGRESSIVE       OBJECTIVE. The Fund's investment objective is long-term
GROWTH FUND              capital growth.

                         PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests in companies with a range of capitalizations that exhibit a strong potential for price appreciation relative to other companies. The Fund invests in securities of companies the Adviser believes to be in high growth industries, companies with products in niche markets, and securities which are temporarily undervalued.

                         PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in small or medium capitalization companies, its returns may be more volatile and differ, sometimes significantly, from the overall U.S. market. In addition, these companies may have more risk because they often have limited product lines, markets, or financial resources.

                         BAR CHART AND PERFORMANCE INFORMATION

                         The bar chart and performance information provide an indication of the historical risk of an investment in the Fund.

                         [CHART]

                         1996     1997     1998
                         ------------------------
                         19.31%   26.16%   25.42%

                         During the period shown in the bar chart, the highest return for a quarter was 27.25% (quarter ending 12/31/98) and the lowest return for a quarter was -14.20% (quarter ending 9/30/98).

                         The total return for the 6 months ended June 30, 1999 was 4.50%.

                         -------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/98)
                                                                          Since
                                                                1 Year  Inception*
                         -------------------------------------------------------------
                         Vintage Aggressive Growth               25.42%     22.60%
                         -------------------------------------------------------------
                         S&P 400                                 19.11%     21.86%
                         -------------------------------------------------------------
                         NASDAQ Composite                        39.63%     25.60%
                         -------------------------------------------------------------
                         S&P 500                                 28.58%     28.00%
                         -------------------------------------------------------------
                         Inception Date 09/29/95


                         AN INDEX? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.

FEES AND EXPENSES OF THE FUNDS

SHAREHOLDER              (Fees paid directly from your investment)..........None
TRANSACTION EXPENSES

ANNUAL FUND              The Examples are to help you compare the cost of
OPERATING  EXPENSES      investing in the Funds with the cost of  investing  in
(expenses  that are      other funds.  They assume that you invest  $10,000 in
deducted from Fund       each Fund for the periods indicated and then redeem all
assets) AND              your shares at the end of those periods.  They also
EXAMPLES                 assume that your investment has a 5% return each year
                         and that the Fund's operating expenses stay the same.
                         Your actual costs may be higher or lower.

                         ----------------------------------------------------------------------
                                   OPERATING EXPENSES                         EXAMPLES
                         GOVERNMENT ASSETS FUND T SHARES
                         ----------------------------------------------------------------------
                         Management Fees                  0.40%(1)   After 1 year          $78
                         ----------------------------------------------------------------------
                         Other Expenses                   0.36%      After 3 years        $243
                                                                    ---------------------------
                                                                     After 5 years        $422
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    0.76%      After 10 years       $942
                         ----------------------------------------------------------------------
                         LIQUID ASSETS FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.35%      After 1 year          $86
                         ----------------------------------------------------------------------
                         Other Expenses                   0.49%      After 3 years        $268
                                                                    ---------------------------
                                                                     After 5 years        $466
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    0.84%      After 10 years     $1,037
                         ----------------------------------------------------------------------
                         MUNICIPAL ASSETS FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.35%      After 1 year          $96
                         ----------------------------------------------------------------------
                         Other Expenses                   0.59%      After 3 years        $300
                                                                    ---------------------------
                                                                     After 5 years        $520
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    0.94%(2)   After 10 years     $1,155
                         ----------------------------------------------------------------------
                         VINTAGE LIMITED TERM BOND FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.50%(3)   After 1 year         $98
                         ----------------------------------------------------------------------
                         Other Expenses                   0.46%      After 3 years        $306
                                                                    ---------------------------
                                                                     After 5 years        $531
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    0.96%      After 10 years     $1,178
                         ----------------------------------------------------------------------
                         VINTAGE BOND FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.55%      After 1 year         $105
                         ----------------------------------------------------------------------
                         Other Expenses                   0.48%      After 3 years        $328
                                                                    ---------------------------
                                                                     After 5 years        $569
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    1.03%      After 10 years     $1,259
                         ----------------------------------------------------------------------
                         VINTAGE INCOME FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.60%      After 1 year         $103
                         ----------------------------------------------------------------------
                         Other Expenses                   0.41%      After 3 years        $322
                                                                    ---------------------------
                                                                     After 5 years        $558
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    1.01%      After 10 years     $1,236
                         ----------------------------------------------------------------------
                         VINTAGE MUNICIPAL BOND FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.50%(4)   After 1 year          $97
                         ----------------------------------------------------------------------
                         Other Expenses                   0.45%      After 3 years        $303
                                                                    ---------------------------
                                                                     After 5 years        $525
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    0.95%      After 10 years     $1,166
                         ----------------------------------------------------------------------
                         VINTAGE BALANCED FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.75%      After 1 year         $130
                         ----------------------------------------------------------------------
                         Other Expenses                   0.53%      After 3 years        $406
                                                                    ---------------------------
                                                                     After 5 years        $702
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    1.28%      After 10 years     $1,545
                         ----------------------------------------------------------------------
                         VINTAGE EQUITY FUND S SHARES
                         ----------------------------------------------------------------------
                         Management Fees                  0.75%      After 1 year         $143
                         ----------------------------------------------------------------------
                         Other Expenses                   0.65%      After 3 years        $443
                                                                    ---------------------------
                                                                     After 5 years        $766
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    1.40%      After 10 years     $1,680
                         ----------------------------------------------------------------------
                         VINTAGE AGGRESSIVE GROWTH FUND
                         ----------------------------------------------------------------------
                         Management Fees                  0.95%      After 1 year         $145
                         ----------------------------------------------------------------------
                         Other Expenses                   0.47%      After 3 years        $449
                                                                    ---------------------------
                                                                     After 5 years        $776
                         ----------------------------------------------------------------------
                         Total Fund Operating Expenses    1.42%      After 10 years     $1,702
                         ----------------------------------------------------------------------
                         (1)  During the fiscal year the Fund's Adviser waived a
                              portion of the management fee for an actual fee of
                              0.37%. The Adviser may reduce or eliminate the fee
                              waiver at any time.
                         (2)  During  the   fiscal   year   certain   fees  were
                              voluntarily reduced for an actual fee of 0.87%.
                         (3)  On March 1, 1999, the management fees were reduced
                              from 0.60% to 0.50%.  The information in the table
                              has been restated to reflect the current fee.
                         (4)  During the fiscal year the Fund's Adviser waived a
                              portion of the management fee for an actual fee of
                              0.49%.  On March 1, 1999, the management fees were
                              reduced from 0.60% to 0.50% and the fee waiver was
                              eliminated.  The information in the table has been
                              restated to reflect the current fee.

                         WHAT DOES IT MEAN? "Management fees" are paid to the investment adviser for managing the investments and conducting other functions.

                         WHAT DOES IT MEAN? "Other expenses" are paid to help cover the costs of operating the Fund such as fees for registering the Fund, custody, and transfer agency.

                         HOW ARE EXPENSES PAID? You don't pay for operating expenses from your own account. Instead, the Fund pays the expenses and then charges each investor an equal portion of the expense per share.

DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.


                         UNDERSTAND THE RISKS


                         This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

                         - MARKET RISK. This is the risk that market influences
                           will affect expected returns of all equities and bonds in ways that were not anticipated.

                         - INTEREST RATE RISK. This is the risk that returns
                           will be better or worse than expected because of changes in the level of interest rates.

                         - CREDIT RISK. This is the risk associated with the
                           ability of the firm that issues securities to meet its obligations on those securities.

                         - MANAGEMENT  RISK. This risk is the  possibility  that
                           the Funds' managers may make poor choices in selecting securities and that the Funds will not perform as well as other funds.

                         This section also describes specific risks that may affect a particular Fund's portfolio.

                         VINTAGE MONEY MARKET FUNDS


OBJECTIVE AND PRINCIPAL  The  Funds'  investment   objectives  are  safety  of
INVESTMENT STRATEGIES    principal and liquidity, and to the extent consistent
                         with these objectives, maximum current income (exempt from Federal income taxes in the case of the Municipal
                         Assets Fund). As money market funds, each Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Funds' investment.
                         Under Rule 2a-7, the Funds' investments must each have a remaining maturity of no more than 397 days and the Funds must each maintain an average weighted maturity that does not exceed 90 days.

GOVERNMENT ASSETS        The Fund invests exclusively in U.S. Treasury bills,
FUND                     notes and other obligations issued or guaranteed by the
                         U.S. Government or its agencies or instrumentalities.
                         The Fund may invest in repurchase agreements for these U.S. Government obligations.

LIQUID ASSETS FUND       The Fund pursues its objectives by investing in
                         high-quality money market obligations. The Fund may invest in:

                         - U.S. Treasury bills, notes and other obligations
                           issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

                         - redeemable  interest-bearing  ownership  certificates
                           issued by one or more guaranteed loans trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans.

                         - high-quality commercial paper (rated or determined by
                           the Adviser to be of comparable quality);

                         - certificates of deposit and bankers' acceptances
                           issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

                         - high-quality, short-term corporate obligations; and

                         - repurchase agreements collateralized by the types of
                           securities listed above.

MUNICIPAL ASSETS         The Fund pursues its objective by investing in high-
FUND                     quality, tax-exempt debt obligations of state and
                         municipal governments. The Fund may invest in:

                         - tax-exempt  debt  obligations  issued  by  state  and
                           municipal governments that are unrated and backed by demand repurchase commitments and participation interests in these securities; and

                         - variable rate demand notes.

                         The Fund may purchase new issues of tax-exempt debt obligations that are offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may also invest up to 20% of its assets in taxable securities.


                         -------------------------------------------------------
                         THE MONEY MARKET? So their cash won't sit idly without earning interest, many institutions loan it to other institutions who need the money to fill very short-term needs (often, literally, overnight). Borrowers get the cash needed and lenders earn interest on the loan while still having quick access to their cash. The cash you invest in a money market fund is used exactly the same way--keeping you within quick reach of your own money.

RISK CONSIDERATIONS      The Money Market Funds are subject to management risk.
                         In addition, specific risks of the Funds' portfolios include:

                         INTEREST RATE RISK. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

                         CREDIT RISK. This is the risk that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Funds invest in highly rated securities to minimize credit risk.

                         MUNICIPAL MARKET RISK. The Municipal Assets Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund's investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have increased risks. Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project's ability to make payments of principal and interest on these securities.

                         VINTAGE BOND FUNDS

OBJECTIVE AND PRINCIPAL  The Fund's investment objective is total return from a
INVESTMENT STRATEGIES    portfolio of limited-term fixed-income securities. The
                         Fund normally invests more than 65% of its total assets
VINTAGE LIMITED TERM     in fixed-income securities rated within the three
BOND FUND                highest rating categories or, if unrated, of comparable
                         quality.  Among the Fund's  investments in fixed-income
                         securities   are  corporate   debt   securities,   U.S.
                         Government   obligations,   and   mortgage-related  and
                         asset-backed securities. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

                         The Fund seeks to obtain total return through a combination of interest income from the Fund's underlying fixed-income securities, appreciation or depreciation in the value of these fixed-income securities, and gains or losses realized upon the sale of these securities. In selecting investments, the Fund places primary emphasis on capital appreciation and capital preservation through periodic adjustment of the average maturity or duration of the Fund's portfolio. Duration is a measure of a securities average life at the present value of its cash flow (or interest payments). The Fund also considers factors such as securities selection, maturity structure and sector allocation. Current income is a secondary consideration.

                         The  Fund  primarily  invests  in  bonds,   notes,  and
                         debentures of a wide range of domestic fixed-income security issuers.

VINTAGE BOND FUND        The Fund's investment objective is income and capital
                         appreciation, consistent with the preservation of capital. The Fund normally invests more than 65% of its total assets in debt securities rated within the three highest rating categories or, if


                         -------------------------------------------------------
                         LIQUIDITY? Liquidity defines how quickly an investment can be converted to cash. Money market funds are the most liquid mutual funds, converting cash in one day. All other types of Funds require a three day "settlement," which means the cash isn't available to you until the third day after a sale.

                         unrated, of comparable quality. Among the Fund's investments in fixed-income securities are corporate debt securities, mortgage-related and asset-backed securities, and U.S. Government obligations. In selecting investments, the Fund places primary emphasis on portfolio duration analysis, yield-curve positioning, sector allocation and issue selection. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

                         The  Fund  primarily  invests  in  bonds,   notes,  and
                         debentures of a wide range of domestic fixed-income security issuers.

                         The market value of fixed-income securities changes as interest rates change. When interest rates decline, the value of these securities generally increases. When interest rates rise, the value of these securities generally decreases. To meet the objectives of the Fund and to seek additional stability of principal, the Fund adjusts the average maturity of its investments based on the direction of interest rate levels.

VINTAGE INCOME FUND      The Fund's investment objective is current income,
                         consistent with the preservation of capital. The Fund normally invests more than 65% of its total assets in fixed-income securities rated within the three highest rating categories or if unrated, of comparable quality.
                         Among the Fund's investments in fixed-income securities are mortgage-related and asset-backed securities, corporate debt securities, and U.S. Government obligations. In selecting investments, the Fund places primary emphasis on an analysis of the duration, or average life of its portfolio, the direction of interest rates or yield-curve positioning, sector allocation and issue selection. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

                         The  Fund  primarily  invests  in  bonds,   notes,  and
                         debentures of a wide range of domestic fixed-income security issuers.

                         The market value of fixed-income securities changes as interest rates change. When interest rates decline, the value of these securities generally increases. When interest rates rise, the value of these securities generally decreases. To meet the objectives of the Fund and to seek additional stability of principal, the Fund adjusts the average maturity of its investments based on the interest rate outlook. During periods of rising interest rates and falling prices, the Fund could select investments with a shorter average maturity to cushion the effect of price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund may consider investments with a longer average maturity.

VINTAGE MUNICIPAL        The Fund's investment objective is current income, that
BOND                     is exempt from federal income taxes, consistent with
                         the preservation of capital. The Fund normally invests at least 80% of its net assets in a diversified portfolio of municipal securities paying interest that is exempt from federal income taxes and that is not subject to alternative minimum tax ("AMT"). The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

                         While maintaining an average portfolio maturity of 4 to 10 years, the Fund normally invests in municipal obligations that have a stated or remaining maturity of 25 years or less or in municipal obligations with a stated or remaining maturity in excess of 25 years if such obligations have an unconditional put to sell or redeem the securities within 25 years from the date of purchase.

                         The Fund invests in:

                         - municipal bonds that are rated within the five
                           highest rating categories; and

                         - municipal  notes,  tax-exempt  commercial  paper, and
                           variable rate demand obligations that are rated within the two highest rating categories.

                         The Fund also may invest up to 10% of its total assets in municipal obligations that are unrated at the time of purchase but are determined by the Adviser to be of comparable quality to rated securities.

                         Municipal securities are typically classified as either "general obligation" or "revenue" bonds. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. The payment of principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and a secured interest in the facility.

                         The Fund may invest up to 25% of its total assets in municipal securities that are related in such a way that business or political developments or changes affecting one security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

RISK CONSIDERATIONS      The principal risks of the Vintage Bond Funds are
                         interest rate risk, credit risk, management risk, and market risk.

                         The Vintage Bond Funds, other than the Municipal Bond Fund, may invest a significant portion of their assets in mortgage-related and asset-backed securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. These types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. When interest rates rise, the maturities of these types of securities tend to lengthen because prepayments decline and the value of the securities decreases more significantly.

                         The Municipal Bond Fund has municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant adverse effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of securities holders in these securities. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risk. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

                         -------------------------------------------------------
                         TAX-EXEMPT FUND? Funds that invest primarily in tax-exempt municipal bonds from a particular state are called "tax-exempt Funds." The income you earn from these Funds may be exempt from local, state, or federal taxation.


                         -------------------------------------------------------
                         WHAT IS RISK? Every Fund has risks, some more than others. But there's another kind of risk you might also consider; the risk of not reaching your goal. For example, if you're trying to earn enough to pay for college in, say, ten years, a low-interest bond fund may not earn enough to grow your money in time. That's why knowing your goal and the time frame for reaching that goal are crucial steps in choosing the right investments.

OTHER  INVESTMENT        All of the Vintage Bond Funds may invest in debt
POLICIES AND RISKS       securities rated in the five highest rating categories.
FOR THE BOND FUNDS       The Funds also may invest up to 25% of their assets in
                         debt securities rated in fifth highest rating category, which are considered below investment grade securities
                         (commonly known as "junk bonds"). The Bond Funds' investments in lower-rated debt securities are subject to more interest rate and credit risk than investments in higher-rated debt securities.

                         VINTAGE BALANCED FUND

OBJECTIVE AND PRINCIPAL  The Fund's investment objective is long-term growth of
INVESTMENT STRATEGIES    capital and income.  The Fund invests in a diversified
                         portfolio  of  equity   securities   and   fixed-income
                         securities. Normally, the Fund invests up to 75% of its
                         total assets in equity  securities  and at least 25% of
                         its  total  assets  in  fixed-income  securities.   The
                         investment manager allocates holdings to take advantage
                         of economic conditions, general market trends, interest
                         rate  levels,   and  changes  in  fiscal  and  monetary
                         policies.

                         For the equity portion of the portfolio, the Fund selects investments based on an earnings focus that considers quantitative and qualitative factors, such as revenue potential, balance sheet strength, management quality, industry leadership, profit margins, cash flow generation and identifiable growth catalysts. The Fund seeks industry and stock diversification to minimize risk. The Fund's investments in equity securities include common stocks, preferred stocks, and convertible securities. The Fund also may invest in foreign securities through the purchase of American Depository Receipts ("ADRs").

                         In the fixed-income portion of the portfolio, the Fund expects to maintain a dollar-weighted average maturity of 4 to 10 years. The Fund will invest approximately 65% of this portion of its portfolio in investment grade securities (rated in the three highest rating categories or, if unrated, of comparable quality). These securities include corporate debt securities, mortgage-related and asset-backed securities, and U.S. Government obligations. The Fund invests in bonds, notes, and debentures of a wide range of U.S. corporate issuers. The Fund also may invest up to 25% of the fixed-income portion of its portfolio in lower-rated securities.

RISK CONSIDERATIONS      The principal risks of the Balanced Fund are market
                         risk, interest rate risk, credit risk, and management risk. In addition, the Fund has allocation risk, which is the risk that the allocation of investments between equity and debt securities will have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

                         The fixed-income portion of the Fund's portfolio has similar risks to those discussed above for the Vintage Bond Funds. These include the risk of investing in mortgage-related securities, which tend to be more volatile than other types of fixed-income securities, and the risk of investing in lower-rated securities, which may have more interest rate and credit risk.

                         VINTAGE STOCK FUNDS

OBJECTIVE  AND PRINCIPAL The Fund's  investment  objective is long-term  capital
INVESTMENT STRATEGIES    appreciation. The Fund normally invests at least 75% of
                         its total assets in equity securities. The Fund
VINTAGE EQUITY FUND      primarily invests in large capitalization companies
                         with strong earnings potential. The Fund strives for high overall return, while minimizing risk through the selection of higher-quality equity securities. The
                         Fund invests in common stocks and convertible and preferred securities. The Fund also may invest in foreign securities through the purchase of ADRs.

                         Focusing on earnings, the Fund selects equity securities using a process that features thorough research and fundamental analysis based on a "bottom up" approach. The Fund, through a variety of sources, identifies investment opportunities that exhibit superior growth potential. The Fund selects investments based on a long-term perspective and emphasizes quality and consistency of earnings.

                         The earnings focus of the selection process utilizes a number of factors. These factors are quantitative and qualitative. They include revenue potential, balance sheet strength, management quality, industry leadership, profit margins, cash flow generation and identifiable growth catalysts.

                         The Fund generally invests in those firms whose stock trades at an attractive price relative to earnings potential in relation to overall market, relevant peer group and historical trading range valuations. The Fund may sell stocks that it believes to be over-valued relative to earnings growth potential, when fundamentals weaken or when better prospects are discovered.

VINTAGE AGGRESSIVE       The Fund's investment objective is long-term capital
GROWTH FUND              growth. The Fund invests primarily in equity securities
                         of  companies  with a  range  of  capitalizations  that
                         exhibit  a  strong  potential  for  price  appreciation
                         relative  to  the  general  equity  markets.  The  Fund
                         invests in common stocks and  convertible and preferred
                         securities.   The  Fund  also  may  invest  in  foreign
                         securities  through  the  purchase  of  ADRs.  Dividend
                         income  is  not  a  factor  in   selecting   investment
                         securities.

                         Using the same earnings-focused criteria described for the Equity Fund, the Fund seeks investments in firms with superior earnings potential and products in niche markets, and stocks that are perceived to be temporarily under-valued. The Fund may make more significant investments in firms or industry sectors that are believed to be particularly attractive. The Fund may make more frequent purchases or sales of stocks based on rapid swings in relative valuations.


                         -------------------------------------------------------
                         MARKET CAPITALIZATION? All stocks have a "market capitalization." It refers to the stock's total value in the marketplace, determined by multiplying the number of shares issued times the price of each share. For example, a company with many millions of shares selling at a high price has a large market capitalization and would be called a "large cap" stock. A company with relatively few shares selling at a low price would be called a "small cap" stock.

RISK CONSIDERATIONS      The principal risks of the Stock Funds are market risk
                         and management risk. To the extent that the Funds may invest in small- to mid-capitalization companies, they may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have a greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies.
                         This risk could negatively affect the value of a Fund's investments.

OTHER INVESTMENT         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES.
INFORMATION              Mortgage-related securities represent pools of mortgage
                         loans  assembled  for  sale  to  investors  by  various
                         governmental     agencies    and     government-related
                         organizations,  as well as by private  issuers (such as
                         commercial  banks,   savings  and  loan   institutions,
                         mortgage   bankers  and  private   mortgage   insurance
                         companies).

                         Asset-backed securities represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust, and payments of principal and interest or interest only are passed-through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

                         U.S. GOVERNMENT SECURITIES. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

                         PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is included in the Financial Highlights Section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses and may affect a Fund's returns. A higher portfolio turnover rate also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to a Fund's shareholders.

                         TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, that are inconsistent with the Fund's primary investment strategies. For those Funds that invest primarily in tax-exempt securities, these temporary investments could include taxable securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

                         YEAR 2000. The Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem for the computer services that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Funds invest, which, in turn, may adversely affect the Funds' NAV.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER       The Funds' Adviser is Investors Management Group, Ltd.
                         ("IMG"), 2203 Grand Avenue, Des Moines, Iowa 50312. IMG is a wholly owned subsidiary of AMCORE Investment
                         Group, N.A. that provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 1999, IMG had approximately $4.9 billion in equity, fixed-income and money market assets under management.

                         IMG provides investment advisory services and order placement facilities for the Funds. For these advisory services for the fiscal year ending March 31, 1999, the Funds paid IMG as a percentage of average daily net assets:

                                                            FEE AS A PERCENTAGE OF
                         FUND                               AVERAGE DAILY NET ASSETS*
                         Government Assets Fund                       .40%

                         Liquid Assets Fund                           .35%

                         Municipal Assets Fund                        .35%

                         Vintage Limited Term Bond Fund               .50%

                         Vintage Bond Fund                            .55%

                         Vintage Income Fund                          .60%

                         Vintage Municipal Bond Fund                  .50%

                         Vintage Balanced Fund                        .75%

                         Vintage Equity Fund                          .75%

                         Vintage Aggressive Growth Fund               .95%

                         * See  the  "Fee  Table"  at  the   beginning   of  the
                           Prospectus for more information about fee waivers.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

PORTFOLIO MANAGERS FOR THE GOVERNMENT ASSETS, LIQUID ASSETS, MUNICIPAL ASSETS, LIMITED TERM BOND, BOND, INCOME, MUNICIPAL BOND, AND BALANCED FUNDS

-----------------------------     ------------------------------     ------------------------------
KATHRYN D. BEYER, CFA,            JEFFREY D. LORENZEN, CFA,          ELIZABETH S. PIERSON, CFA,
MANAGING DIRECTOR                 MANAGING DIRECTOR                  VICE PRESIDENT AND SENIOR
                                                                     FIXED-INCOME MANAGER
- Ms. Beyer is a fixed-income     - Mr. Lorenzen is a
  strategist and is a member        fixed-income strategist, is      - Ms. Pierson is a
  of IMG's Investment Policy        a member of IMG's Investment       fixed-income strategist and
  Committee.                        Policy Committee, and              is a member of IMG's
                                    chairperson of the Bond            Investment Policy Committee.
- She has been with IMG since       Research Committee.
  1993.                                                              - She has been with AMCORE
                                  - He has been with IMG since         Capital Management, Inc. (or
                                    1992.                              a predecessor) since 1984.
                                                                       Ms. Pierson became an
                                                                       employee of IMG effective
                                                                       with the acquisition of IMG
                                                                       by AMCORE Financial, Inc. in
                                                                       February 1998.
-----------------------------     ------------------------------     ------------------------------

PORTFOLIO MANAGERS FOR THE BALANCED, EQUITY AND AGGRESSIVE GROWTH FUNDS

            -------------------------------    ------------------------------
            JULIE A. O'ROURKE, CFA, VICE       DARRELL C. THOMPSON, SENIOR
            PRESIDENT AND EQUITY MANAGER       VICE PRESIDENT AND SENIOR
                                               EQUITY MANAGER
            - Ms. O'Rourke is a member of
              IMG's Investment Policy          - Mr. Thompson is a member of
              Committee.                         IMG's Investment Policy
                                                 Committee.
            - She has been with AMCORE
              Capital Management, Inc. (or     - He has been with AMCORE
              a predecessor) since 1991.         Capital Management, Inc. (or
              Ms. O'Rourke became an             a predecessor) since 1973.
              employee of IMG effective          Mr. Thompson became an
              with the acquisition of IMG        employee of IMG effective
              by AMCORE Financial, Inc. in       with the acquisition of IMG
              February 1998.                     by AMCORE Financial, Inc. in
                                                 February 1998.
            -------------------------------    ------------------------------

PURCHASE AND SALE OF SHARES

HOW THE FUNDS            Except for the Money Market Funds, each Fund's net
VALUE THEIR SHARES       asset value or NAV is calculated at 3:00 p.m. Central
                         Time each day the New York Stock Exchange ("Exchange") is open for business. The Money Market Funds' NAV is calculated at 11:00 a.m. Central Time.

                         To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds, other than the Money Market Funds, value their assets at their current market value determined on the basis of market quotations, or if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value. The Money Market Funds value their securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

                         For the Money Market Funds, a purchase order for Shares received in good order by the Funds by 11:00 a.m. Central Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, if the Custodian has received the purchase price in federal funds or other immediately available funds by 3:00 p.m. Central Time that day. A purchase order for Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time for which such funds have been received by 3:00 p.m. Central Time will be effected as of 11:00 a.m. Central Time the following day, and will begin to accrue dividends at that time. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders that are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

HOW TO BUY SHARES        You may purchase a Fund's shares  through qualified
                         banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

                         Minimum investment amounts are:
                                 Initial                         $1,000
                                 Subsequent                      $50

                         401(k) and 403(b) and other plans
                                 Initial and Subsequent          $25

                         Automatic Investment Program
                                 Initial                         $250
                                 Subsequent                      $25

                         To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

                           Vintage Mutual Funds, Inc.
                                  Dept. L-1392
                             Columbus, OH 43260-1392


                         -------------------------------------------------------
                         NAV? Why is a share priced at something called the "NAV" (net asset value)? If you take the total value of all the securities held by the Fund, deduct the expenses paid by the Fund, and then divide that net result by the number shares owned by investors, you get the share's net asset value. The NAV is calculated at the end of each business day of the Fund.

                         An Account Application form can be obtained by calling the Funds at (800) 438-6375 or from the Funds' website at www.VintageFunds.com. Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application. Call (800) 438-6375 to arrange a transfer from your bank account.

                         A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

                         A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.

HOW TO EXCHANGE          You may exchange your Fund shares for shares of the
SHARES                   same class of the other Funds. Exchanges of shares are
                         made at the next-determined NAV. You may request an exchange by mail or telephone. You must call by 3:00 p.m., Central Time, to receive that day's NAV. The
                         Funds may change, suspend, or terminate the exchange service at any time. The exchange option will be unavailable for a period of 30 days following a telephonic address change.

                         AUTO EXCHANGE. In order to participate in Auto Exchange, after completing the appropriate section of the Account Application, you must:

                         - be a shareholder of the Money Market Funds;

                         - have a minimum initial purchase of $10,000 in the
                           Money Market Funds; and

                         - maintain a minimum account balance of $1,000.

                         To change Auto Exchange instructions or to discontinue the feature, you must send a written request to the Vintage Mutual Funds, Inc., Dept. L-1392, Columbus, OH 43260-1392. The distributor may amend or terminate Auto Exchange without notice at any time.

HOW TO SELL SHARES       You may "redeem" your shares (I.E., sell your shares
                         back to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form.
                         Normally, proceeds will be sent to you within 3 days.
                         If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). Redemptions may ordinarily be requested by mail. Redemptions may also be requested by telephone if you selected that option on the Account Application.

                         SELLING SHARES DIRECTLY TO THE FUND

                         BY MAIL:

                         Send a signed letter of instruction to:

                                   Vintage Mutual Funds, Inc.
                                        Dept. L-1392
                                   Columbus, OH 43260-1392

                         For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures.
                         Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact the Funds.

                         BY TELEPHONE:

                         You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call the Funds at (800) 438-6375 with instructions on how you wish to receive your sale proceeds.

                         A telephone redemption request must be received by 3:00 p.m., Central Time, for you to receive that day's NAV.

                         You may have the proceeds mailed to your address, or mailed or sent electronically to a commercial bank account previously designated on your Account Application.

                         Telephone redemption is not available for shares held in nominee or street name accounts, or retirement plan accounts.

                         If you are unable to contact the Funds by telephone, you may also mail the redemption request to the Funds at the address listed above. The telephone redemption option will be unavailable for a period of 10 days following a telephonic address change.

                         BY CHECK:

                         A free check writing service is available for the Money Market Funds. To establish this service and obtain checks:

                         - at the time the account is opened, complete the
                           Signature Card section of the Account Application Form; or

                         - after  opening an account  in the Fund,  contact  the
                           Funds  by  telephone  or mail to  obtain  an  Account
                           Application Form, and complete and return the Signature Card section.

                         You will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to you, the check writing privilege may be modified or terminated. You may not close a Fund account by writing a check. There is a $25 charge for each stop payment request.

AUTO WITHDRAWAL          The Auto Withdrawal Plan enables you, as a shareholder
PLAN                     of a Fund, to make regular monthly or quarterly
                         redemptions  of shares.  With your  authorization,  the
                         Transfer Agent will automatically  redeem shares at NAV
                         on the dates of the  withdrawal and have a check in the
                         amount   specified   mailed  to  you  or  automatically
                         deposited   into  your  bank   account.   In  order  to
                         participate:

                         - the required minimum withdrawal is $100; and - the Fund must maintain a $1,000 minimum balance.

                         To participate in the Auto Withdrawal Plan, you should call (800) 438-6375 for more information.

AUTOMATIC                The Funds reserve the right to redeem, at NAV, the
REDEMPTION               shares of any shareholder if, because of redemptions of
                         shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such shares), the account of such shareholder has a value of less than $500. Before the Funds exercise their right to redeem these shares, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of the account to at least
                         $500.

                         If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIRECT DIVIDEND          You may elect to have all income dividends and capital
OPTION                   gains distributions paid by check or reinvested in any
                         other Fund, (provided the other Fund is maintained at the minimum required balance).

                         The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

DIVIDENDS AND            The Limited Term Bond, Bond, Income and Municipal Bond
CAPITAL GAINS            Funds each intend to declare their net investment
                         income monthly as a dividend to shareholders at the close of business on the day of declaration. The Money
                         Market Funds intend to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly.

                         The Balanced, Equity, and Aggressive Growth Funds intend to declare their net investment income quarterly as a dividend to shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly.

                         Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at Dept. L-1392, Columbus, Ohio 43260-1392 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

TAX CONSIDERATIONS       Dividends that are distributed by a Fund that are
                         derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the AMT, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively.
                         Only the Municipal Bond and Municipal Assets Funds are expected to be eligible to designate certain dividends as "exempt-interest dividends."

                         Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are included in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

                         Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. A portion of the Balanced, Equity, and Aggressive Growth Funds income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund's shares.

                         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

                         Each year the Funds will notify shareholders of the tax status of dividends and distributions.

                         Shareholders should be aware that redeeming shares of the Municipal Bond Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

                         Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states. In certain states, distributions of the Municipal Bond and Municipal Assets Funds which are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

                         -------------------------------------------------------
                         SHORT- OR LONG-TERM? If you sell or exchange your Fund shares within 12 months of buying them, you will receive a short-term capital gain. Any sale or exchange beyond that time will generate a long-term capital gain.

DISTRIBUTION ARRANGEMENTS

SHARE CLASSES            In addition to the shares generally offered for
                         investment, some of the Funds offer special classes of shares. Each class of shares is exchangeable only for shares of the same class.

                         SHARE CLASS                CLASS DESCRIPTION

                         "S" Shares of       These shares are offered to all
                         the Equity Fund     shareholders of the Equity Fund.

                         "T" These shares are offered by to the Money Market Funds. These shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one class over another.

OTHER EQUITY "S" SHARES. Depending upon the terms of the particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Participating Organization. This Prospectus should be read in conjunction with any such information provided by the Participating Organization.

                         RULE 12b-1 FEES. Each Fund, except the Money Market Funds, has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees for the distribution and sale of its shares. All of the Funds' plans allow charges of up to 0.25% but no 12b-1 fees are currently being imposed under the plan.

                         ADMINISTRATIVE SERVICE FEES. Each Fund has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees for the distribution and sale of its shares. The Government Assets Fund plan allows charges of up to .25% but no fees are currently being imposed under the plan. The Liquid Assets Fund and the Municipal Assets Fund plans allow charges of up to .25% but only .15% is currently being imposed under each plan. The Vintage Equity Fund plan allows charges of up to .25% and .25% is currently being imposed under the plan. All of the other Funds' plans allow charges of up to .25% but no fees are currently being imposed under the plans.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended on March 31, 1999, has been audited by McGladrey & Pullen, LLP, whose report, along with the Fund's financial statements, are included in the Funds' annual report, which is available upon request. The information for the period ended on March 31, 1998, has been audited by KPMG Peat Marwick LLP. The information for the Liquid Assets Fund, Municipal Assets Fund, and Bond Fund for the period ended on or prior to March 31, 1997, has been audited by KPMG Peat Marwick. The information for all other Funds for the periods ended on or prior to March 31, 1997, has been audited by Ernst & Young LLP.

                                                    INVESTMENT ACTIVITIES                             DISTRIBUTIONS
                                     ---------------------------------------------------   ----------------------------------------
                                        NAV          NET      NET REALIZED/   TOTAL FROM    FROM NET    FROM NET       TOTAL
                                     BEGINNING   INVESTMENT    UNREALIZED     INVESTMENT   INVESTMENT   REALIZED    DIVIDENDS AND
                                     OF PERIOD     INCOME    GAINS/(LOSSES)   ACTIVITIES     INCOME       GAINS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT ASSETS FUND "T" SHARES
 Year Ended March 31, 1999            $ 1.00        0.05          0.00           0.05        (0.05)        0.00         (0.05)
 Year Ended March 31, 1998            $ 1.00        0.05          0.00           0.05        (0.05)        0.00         (0.05)
 Year Ended March 31, 1997            $ 1.00        0.05          0.00           0.05        (0.05)        0.00         (0.05)
 Year Ended March 31, 1996            $ 1.00        0.05          0.00           0.05        (0.05)        0.00         (0.05)
 Year Ended March 31, 1995            $ 1.00        0.04          0.00           0.04        (0.04)        0.00         (0.04)

LIQUID ASSETS FUND "T" SHARES
 Year Ended March 31, 1999            $ 1.00        0.05          0.00           0.05        (0.05)        0.00         (0.05)
 Nine Months Ended March 31, 1998     $ 1.00        0.04          0.00           0.04        (0.04)        0.00         (0.04)
 January 2, 1997 to June 30, 1997*    $ 1.00        0.03          0.00           0.03        (0.03)        0.00         (0.03)

MUNICIPAL ASSETS FUND "T" SHARES
 Year Ended March 31, 1999            $ 1.00        0.03          0.00           0.03        (0.03)        0.00         (0.03)
 Nine Months Ended March 31, 1998     $ 1.00        0.02          0.00           0.02        (0.02)        0.00         (0.02)
 January 2, 1997 to June 30, 1997*    $ 1.00        0.02          0.00           0.02        (0.02)        0.00         (0.02)

LIMITED TERM BOND FUND
 Year Ended March 31, 1999            $ 9.99        0.49          0.00           0.49        (0.48)        0.00         (0.48)
 Year Ended March 31, 1998            $ 9.69        0.46          0.35           0.81        (0.51)(c)     0.00         (0.51)
 Year Ended March 31, 1997            $ 9.89        0.50         (0.20)          0.30        (0.50)        0.00         (0.50)
 June 15, 1995 to March 31, 1996*     $10.00        0.44         (0.11)          0.33        (0.43)       (0.01)        (0.44)

BOND FUND
 Year Ended March 31, 1999            $ 9.86        0.53          0.04           0.57        (0.53)       (0.02)        (0.55)
 Eleven Months Ended March 31, 1998   $ 9.82        0.66          0.33           0.99        (0.66)       (0.29)        (0.95)
 Year Ended April 30, 1997            $ 9.78        0.62          0.05           0.67        (0.62)        0.00         (0.62)
 July 7, 1995 to April 30, 1996*      $10.00        0.49         (0.28)          0.21        (0.43)        0.00         (0.43)

INCOME FUND
 Year Ended March 31, 1999            $10.04        0.55         (0.04)          0.51        (0.57)(d)     0.00         (0.57)
 Year Ended March 31, 1998            $ 9.70        0.50          0.38           0.88        (0.54)(c)     0.00         (0.54)
 Year Ended March 31, 1997            $ 9.93        0.54         (0.24)          0.30        (0.53)        0.00         (0.53)
 Year Ended March 31, 1996            $ 9.71        0.61          0.23           0.84        (0.62)        0.00         (0.62)
 Year Ended March 31, 1995            $ 9.92        0.54         (0.22)          0.32        (0.53)        0.00         (0.53)

MUNICIPAL BOND FUND
 Year Ended March 31, 1999            $10.60        0.40          0.08           0.48        (0.40)       (0.01)        (0.41)
 Year Ended March 31, 1998            $10.22        0.40          0.40           0.80        (0.40)       (0.02)        (0.42)
 Year Ended March 31, 1997            $10.27        0.38         (0.05)          0.33        (0.38)        0.00         (0.38)
 Year Ended March 31, 1996            $ 9.97        0.43          0.30           0.73        (0.43)        0.00         (0.43)
 Year Ended March 31, 1995            $ 9.91        0.43          0.07           0.50        (0.43)       (0.01)        (0.44)

BALANCED FUND
 Year Ended March 31, 1999            $15.05        0.24          1.60           1.84        (0.24)       (0.64)        (0.88)
 Year Ended March 31, 1998            $11.72        0.21          3.67           3.88        (0.21)       (0.34)        (0.55)
 Year Ended March 31, 1997            $11.08        0.18          1.05           1.23        (0.18)       (0.41)        (0.59)
 June 1, 1995 to March 31, 1996*      $10.00        0.24          1.08           1.32        (0.24)        0.00         (0.24)

EQUITY FUND "S" SHARES
 Year Ended March 31, 1999            $21.04       (0.06)         3.21           3.15        (0.01)       (1.28)        (1.29)
 Year Ended March 31, 1998            $16.58        0.00          7.19           7.19        (0.01)       (2.71)        (2.72)
 Year Ended March 31, 1997            $14.48        0.05          2.60           2.65        (0.05)       (0.50)        (0.55)
 Year Ended March 31, 1996            $11.44        0.13          3.27           3.40        (0.13)       (0.23)        (0.36)
 Year Ended March 31, 1995            $10.05        0.15          1.41           1.56        (0.15)       (0.02)        (0.17)

AGGRESSIVE GROWTH FUND
 Year Ended March 31, 1999            $16.99       (0.11)         1.70           1.59         0.00        (0.95)        (0.95)
 Year Ended March 31, 1998            $11.90       (0.09)         5.61           5.52         0.00        (0.43)        (0.43)
 Year Ended March 31, 1997            $10.88       (0.06)         1.08           1.02         0.00         0.00          0.00
 Sept. 29, 1995 to March 31, 1996*    $10.00        0.00          0.90           0.90         0.00        (0.02)        (0.02)

*   Period from commencement of operations.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Includes $.04 per share and $.02 per share of distributions in excess of net investment income for Limited Term Bond Fund and Income Fund, respectively, for year ended March 31, 1998.
(d) Includes $.01 per share of distribution in excess of net investment income.

                                                                           TOTAL RETURN / RATIOS / SUPPLEMENTAL DATA
                                   -------------------------------------------------------------------------------------------------
                                                                                RATIO OF NET                    RATIO OF
                                                                     RATIO OF    INVESTMENT     RATIO OF    NET INVESTMENT
                                     NAV              NET ASSETS   EXPENSES TO     INCOME       EXPENSES        INCOME
                                   END OF   TOTAL   END OF PERIOD   TO AVERAGE   TO AVERAGE    TO AVERAGE     TO AVERAGE   PORTFOLIO
                                   PERIOD  RETURN   (000 OMITTED)   NET ASSETS   NET ASSETS    NET ASSETS**   NET ASSETS**  TURNOVER
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT ASSETS FUND "T" SHARES
 Year Ended March 31, 1999          $ 1.00    4.61%     $150,006       0.73%        4.49%          0.76%         4.46%         N/A
 Year Ended March 31, 1998          $ 1.00    4.72%     $155,130       0.73%        4.79%          0.98%         4.54%         N/A
 Year Ended March 31, 1997          $ 1.00    4.62%     $158,698       0.76%        4.53%          1.01%         4.28%         N/A
 Year Ended March 31, 1996          $ 1.00    5.24%     $153,836       0.54%        5.08%          0.72%         4.90%         N/A
 Year Ended March 31, 1995          $ 1.00    4.32%     $137,888       0.50%        4.26%          0.98%         3.78%         N/A

LIQUID ASSETS FUND "T" SHARES
 Year Ended March 31, 1999          $ 1.00    4.70%     $33,673        0.84%        4.54%           --            --           N/A
 Nine Months Ended March 31, 1998   $ 1.00    3.81%(a)  $16,147        0.70%(b)     5.07%(b)        --            --           N/A
 January 2, 1997 to June 30, 1997*  $ 1.00    2.51%(a)  $17,859        0.70%(b)     4.96%(b)        --            --           N/A

MUNICIPAL ASSETS FUND "T" SHARES
 Year Ended March 31, 1999          $ 1.00    2.73%     $14,949        0.87%        2.66%          0.94%         2.59%         N/A
 Nine Months Ended March 31, 1998   $ 1.00    2.31%(a)  $12,005        0.69%(b)     3.09%(b)        --            --           N/A
 January 2, 1997 to June 30, 1997*  $ 1.00    1.61%(a)  $25,036        0.66%(b)     3.17%(b)       0.90%         2.93%         N/A

LIMITED TERM BOND FUND
 Year Ended March 31, 1999          $10.00    5.01%     $56,005        1.05%        4.89%           --            --          31.08%
 Year Ended March 31, 1998          $ 9.99    8.51%     $37,777        1.35%        4.60%          1.60%         4.35%        80.26%
 Year Ended March 31, 1997          $ 9.69    3.13%     $38,835        1.40%        5.18%          1.65%         4.93%        70.63%
 June 15, 1995 to March 31, 1996*   $ 9.89    3.40%(a)  $41,178        1.18%(b)     5.53%(b)       1.18%(b)      5.53%(b)     69.30%

BOND FUND
 Year Ended March 31, 1999          $ 9.88    5.95%     $21,984        1.03%        5.46%           --            --          37.28%
 Eleven Months Ended March 31, 1998 $ 9.86   10.30%(a)  $ 7,213        0.88%(b)     7.66%(b)        --            --         225.79%
 Year Ended April 30, 1997          $ 9.83    6.97%     $ 3,201        0.83%        6.16%           --            --          42.22%
 July 7, 1995 to April 30, 1996*    $ 9.78    2.10%(a)  $ 3,642        0.80%(b)     6.24%(b)        --            --          60.43%

INCOME FUND
 Year Ended March 31, 1999          $9.98     5.13%     $100,341       1.01%        5.51%           --            --          60.60%
 Year Ended March 31, 1998          $10.04    9.31%     $104,604       1.15%        5.04%          1.40%         4.79%        52.03%
 Year Ended March 31, 1997          $ 9.70    3.14%     $92,031        1.20%        5.52%          1.45%         5.27%        59.70%
 Year Ended March 31, 1996          $ 9.93    8.74%     $84,752        0.97%        5.77%          0.97%         5.77%       113.25%
 Year Ended March 31, 1995          $ 9.71    3.46%     $81,673        0.94%        5.53%          1.22%         5.26%        32.38%

MUNICIPAL BOND FUND
 Year Ended March 31, 1999          $10.67    4.64%     $49,950        0.94%        3.76%          1.04%         3.66%        13.87%
 Year Ended March 31, 1998          $10.60    7.89%     $48,282        1.21%        3.76%          1.46%         3.51%        36.60%
 Year Ended March 31, 1997          $10.22    3.22%     $45,164        1.28%        3.68%          1.53%         3.43%        21.00%
 Year Ended March 31, 1996          $10.27    7.43%     $42,436        0.75%        4.21%          1.02%         3.94%        14.21%
 Year Ended March 31, 1995          $ 9.97    5.29%     $30,717        0.73%        4.42%          1.30%         3.84%         5.77%

BALANCED FUND
 Year Ended March 31, 1999          $16.01   12.66%     $85,424        1.28%        1.61%           --            --          48.38%
 Year Ended March 31, 1998          $15.05   33.46%     $63,403        1.38%        1.58%          1.63%         1.33%       101.32%
 Year Ended March 31, 1997          $11.72   11.05%     $32,012        1.55%        1.58%          1.80%         1.33%        38.35%
 June 1, 1995 to March 31, 1996*    $11.08   13.29%(a)  $13,516        1.32%(b)     2.66%(b)       1.32%(b)      2.66%(b)     61.72%

EQUITY FUND "S" SHARES
 Year Ended March 31, 1999          $22.90   15.72%     $253,593       1.40%       (0.34%)          --            --          59.22%
 Year Ended March 31, 1998          $21.05   45.54%     $196,772       1.31%        0.08%          1.56%         0.33%        72.80%
 Year Ended March 31, 1997          $16.58   18.35%     $309,669       1.33%        0.32%          1.58%         0.07%        37.08%
 Year Ended March 31, 1996          $14.48   29.96%     $210,950       1.09%        0.96%          1.09%         0.96%        33.23%
 Year Ended March 31, 1995          $11.44   15.74%     $149,233       1.07%        1.47%          1.35%         1.19%        20.54%

AGGRESSIVE GROWTH FUND
 Year Ended March 31, 1999          $17.63    9.85%     $121,552       1.42%       (0.69%)          --            --          61.90%
 Year Ended March 31, 1998          $16.99   46.82%     $101,377       1.56%       (0.74%)         1.81%        (0.99%)       86.36%
 Year Ended March 31, 1997          $11.90    9.39%     $ 49,413       1.63%       (0.64%)         1.88%        (0.89%)       45.14%
 Sept. 29, 1995 to March 31, 1996*  $10.88    9.10%(a)  $ 23,319       1.57%(b)     0.08%(b)       1.57%(b)      0.08%(b)      4.31%